UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2023

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

13450 W. Sunrise Blvd., Suite 650, Sunrise, FL	33233
(Address of principal executive offices)	(Zip Code)

(888) 798-9100
(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A ("Amendment") amends the Current Report on Form 8-K of ShiftPixy, Inc., a Wyoming corporation (the “Company”), filed with the Securities and Exchange Commission on February 21, 2023 (the “Original Report”). This Amendment is being filed solely in order to correct the inadvertent omission of XBRL tagging and working links to the exhibits and the exhibits in the Original Report as filed. Except as set forth in this Amendment, no other modifications have been made to the Original Report, but for ease of reference, this Amendment restates in its entirety the Current Report, as amended.

Item 8.01.	Other Events.

As previously reported, on January 31, 2023, ShiftPixy, Inc. (the “Company”) entered into an At Market Issuance sales agreement, with A.G.P./Alliance Global Partners (the “Agent,”), pursuant to which the Company may offer and sell, from time to time, through the Agent (the “Offering”), up to $8,187,827 in shares of its common stock. Any shares offered and sold in the Offering will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-269477) filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2023 (the “Registration Statement”) and declared effective by the SEC on February 13, 2023, and the prospectus supplement relating to the Offering filed with the SEC on January 31, 2023.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the shares, nor shall there be any offer, solicitation, or sale of the shares in any state or country in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or country.

The opinion of the Company’s legal counsel, Bailey, Stock, Harmon, Cottam, Lopez LLP, regarding the validity of the shares is filed as Exhibit 5.1 hereto. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
5.1	Opinion of Bailey, Stock, Harmon, Cottam, Lopez LLP
23.1	Consent of Bailey, Stock, Harmon, Cottam, Lopez LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: March 9, 2023	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer